UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 29, 2010

WHITEMARK HOMES, INC.
(Exact name of Company as specified in its charter)

Colorado	000-08301	25-1302097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 North Washington Blvd., Sarasota, Florida	34236
(Address of principal executive offices)	(Zip Code)

(914)-952-5885
 (Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On January 29, 2010, Whitemark Homes, Inc., a Colorado corporation (the “Company”), issued a press release announcing that it had entered into a non-binding letter of intent with Ribbon Naturals Corporation (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1, and it is incorporated herein in its entirety by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit:

EXHIBIT	DESCRIPTION

Exhibit 99.1	Press release, dated January 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2010	WHITEMARK HOMES, INC.

	By:	/s/ Barry Reese
	Name:	Barry Reese
	Its:	President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

Exhibit 99.1	Press release, dated January 29, 2010.